UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 14, 2025
DENNY’S CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-18051	13-3487402
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

203 East Main Street
Spartanburg, South Carolina 29319-0001
(Address of principal executive offices)
(Zip Code)

(864) 597-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.01 Par Value, Common Stock	DENN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders (the “Annual Meeting”) of Denny’s Corporation (the “Company”) held on May 14, 2025, the Company’s stockholders approved the adoption of the Denny’s Corporation Amended and Restated 2021 Omnibus Incentive Plan (the “2021 Plan”), upon which the Plan became effective. The Plan amends and restates the Company's 2021 Omnibus Incentive Plan. The Plan was previously adopted by the Company’s Board of Directors, subject to and effective upon stockholder approval.

A description of the Plan is set forth in the Company’s 2025 Proxy Statement (the “2025 Proxy Statement”) filed with the Securities and Exchange Commission on April 3, 2025 under the caption “Approval of the Denny’s Corporation Amended and Restated 2021 Omnibus Incentive Plan” and is incorporated herein by reference. The description of the Plan is qualified in its entirety by reference to the full text of such plan, which was included as Appendix B to the 2025 Proxy Statement, and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 14, 2025. At the Annual Meeting, the holders of the Company's common stock entitled to vote at the Annual Meeting (1) elected the seven director nominees for the ensuing year, (2) ratified the selection of KPMG LLP as the Company's independent registered public accounting firm for 2025, (3) approved, on an advisory basis, the compensation paid to the Company's named executive officers as disclosed in the 2025 Proxy Statement, (4) voted for a resolution to approve the Plan, and (5) voted against a stockholder proposal that asks the Board of Directors to take the steps necessary to amend the governing documents to give shareholders with an aggregate of at least 15% of outstanding common stock the power to call special meetings of shareholders.

The voting results were as follows:

1.Election of seven (7) directors:

Board of Directors Nominees	For	Against	Abstain	Broker Non-Votes
Bernadette S. Aulestia	42,447,580	—	719,611	4,100,814
Olu Beck	41,675,744	—	1,491,447	4,100,814
Gregg R. Dedrick	41,600,896	—	1,566,295	4,100,814
José M. Gutiérrez	41,583,300	—	1,583,891	4,100,814
John C. Miller	41,783,152	—	1,384,039	4,100,814
Kelli F. Valade	41,797,833	—	1,369,358	4,100,814
Mark R. Vondrasek	42,816,046	—	351,145	4,100,814

2.A proposal to ratify the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain
46,057,521	1,102,683	107,801

3.An advisory resolution to approve the compensation paid to the Company's named executive officers as disclosed in the 2025 Proxy Statement:

For	Against	Abstain	Broker Non-Votes
40,824,415	2,299,302	43,474	4,100,814

4.     A resolution to approve the Plan:

For	Against	Abstain	Broker Non-Votes
40,242,918	2,891,601	32,672	4,100,814

5.     A proposal that asks the Board of Directors to take the steps necessary to amend the governing documents to give shareholders with an aggregate of at least 15% of outstanding common stock the power to call special meetings of shareholders:

For	Against	Abstain	Broker Non-Votes
13,074,385	29,170,685	922,121	4,100,814

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit number	Description
99.1
Denny’s Corporation Amended and Restated 2021 Omnibus Incentive Plan (incorporated by reference to Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 3, 2025).

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Denny's Corporation

Date: May 16, 2025	/s/ Robert P. Verostek
Robert P. Verostek
Executive Vice President and
Chief Financial Officer